Exhibit 10.25.2

SECOND AMENDMENT TO 800 TOWER DRIVE LEASE

THIS SECOND AMENDMENT TO 800 TOWER DRIVE LEASE, dated as of the 31st day of October, 2005 (“Second Amendment”) , is being entered into between 800 TOWER SPE LLC (hereinafter called “Landlord”) , a Delaware limited liability company, having an address at The Gale Management Company, L.L.C., Park Avenue at Morris County, 100 Campus Drive, Suite 200, Florham Park, New Jersey 07932 and QUICKEN LOANS, INC., a Michigan corporation, having an address at 2055 Victor Parkway, Livonia, Michigan 48152, Attention: Corporate Counsel and a Taxpayer Identification Number of 38-2603955 (hereinafter called “Tenant”).

WITNESSETH :

WHEREAS:

A.            Landlord’s predecessor-in-interest, PW/MS OP SUB I, LLC, and Tenant heretofore entered into a certain lease dated July 6, 2004, as amended by a certain First Amendment To 800 Tower Drive Lease dated July “13, 2005 (said lease as the same was or may hereafter be amended is hereinafter called the “Lease”) with respect to Premises on the second (2nd), third (3rd) and fourth (4th) floors of the building known as and located at 800 Tower Drive, Troy, Michigan, for a term ending on December 31, 2011 or on such earlier date upon which said term may expire or be terminated pursuant to any conditions of limitation or other provisions of the Lease or pursuant to law; and

B.            The parties hereto desire to modify the Lease in certain respects.

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto modify said Lease as follows:

1.             DEFINITIONS. Except as otherwise provided in this Second Amendment, all defined terms contained in this Second Amendment shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.

2.             BACKUP GENERATOR. As of the date hereof, the following Article 51 BACKUP GENERATOR shall be deemed added to and made a part of the Lease:

51.          BACKUP GENERATOR

(a)           Within sixty (60) days after Landlord accepts in writing at the Building delivery of both Backup Generators (hereinafter defined) from the supplier of the Backup Generators, Landlord, at Tenant’s sole cost and expense, shall install in the area shown on Schedule A attached hereto and made a part hereof two (2) 1500KW auto transfer diesel backup generators (“Backup Generators”) in accordance with plans attached to the Second Amendment as Schedule B and made a part thereof. Landlord will order the Backup Generators within five (5) days after Landlord receives from Tenant an amount equal to the deposit required by the supplier of the Backup Generators. Tenant shall give Landlord a check for that deposit payable to Landlord within five (5) days after Landlord’s demand therefor. Upon placement of the order, Landlord, at Tenant’s expense, shall commence pre- installation work (i.e. site preparation, wiring, etc.) so the installation is completed promptly after delivery of the Backup Generators to the Building. Landlord shall obtain, at Tenant’s sole cost and expense, all necessary governmental approvals and permits relating to the initial installation and initial operation of both Backup Generators. Tenant, at its expense, shall thereafter keep current said approvals and permits and give Landlord true and complete original counterparts of all updated permits and approvals relating to the installation and operation of the two (2) Backup Generators within thirty (30) days after Tenant receives any such updated permit or approval.

(b)           Within thirty (30) days after Landlord’s demand, Tenant shall furnish Landlord with any information regarding either or both Backup Generators and/or its (their) installation that Landlord may request. Tenant agrees to promptly comply with and strictly abide by, at its sole expense, any rules and regulations that Landlord may reasonably promulgate in connection with the installation, operation, repair, maintenance, replacement, relocation, concealment and/or removal of either or both Backup Generators. Tenant agrees to perform all repairs, maintenance, replacements, relocations (only if required in writing by Landlord), concealment and the removal (only if required in writing by Landlord) of either or both Backup Generators pursuant to Landlord’s rules and regulations and in a manner that is compatible with the appearance and character of the corporate center of which the Building forms a part. Tenant covenants that neither Backup Generator shall interfere with the rights, health or welfare of any person or tenant. Tenant agrees that Landlord may install and operate, and may permit the installation and operation by others of, additional generators anywhere in the Development so long as the installation and operation of such additional generators do not materially and adversely interfere with the operation of the Backup Generators. Landlord shall in no event be responsible if, for any reason whatsoever (except as a direct result of Landlord’s negligence), either or both of Tenant’s Backup Generators do not perform to the expectations of Tenant. Landlord may reduce, at its sole option, the seven (7) parking space ratio referenced in Sections l.(p) and 36. (b) of the Lease to reflect the number of parking spaces lost as a result of the placement of both Backup Generators.

(c)           Once Tenant has paid Landlord in full for all amounts due Landlord under Section 51. (a) hereof, then, the Backup Generators shall constitute trade fixtures and shall fall within the purview of Paragraph 8. (d) (iii) of the Lease. Tenant shall, by no later than thirty (30) days after the expiration or earlier termination of the Lease and at Tenant’s expense, remove both of the Backup Generators and restore any damage or injury caused by the removal of said Backup Generators. Failure to strictly comply with the immediately preceding sentence by Tenant shall constitute a holding over of the Premises by Tenant until such time as both of the Backup Generators are removed and any damage or injury caused by such removal is restored. Tenant, at its expense, shall exercise best efforts to complete its removal and restoration work sooner than the date falling thirty (30) days after the expiration or earlier termination of the Lease. If Tenant fails to strictly comply with the second (2nd) sentence of this Section 51.(c), then, Landlord, at its sole option, may, at Tenant’s expense, (1) remove either or both of the Backup Generators, (2) keep either or both Backup Generators without compensation to Tenant, (3) discard either or both of the Backup Generators at Tenant’s sole risk and with Tenant assuming all liability and/or (4) restore any damage or injury that either or both of said Backup Generators or the removal thereof may have caused. Tenant hereby releases Landlord from, and, upon Landlord’s demand, shall defend, indemnify and hold Landlord harmless against any liabilities and expenses that may arise with regard to either or both of said Backup Generators, except for such liabilities and expenses that arise as a direct result of Landlord’s negligence. Furthermore, in connection with both Backup Generators, Tenant shall procure and maintain general liability and property damage insurance in compliance with each of the requirements set forth in Sections 20. (a)-(b) of the Lease. All references in this Article 51 to “Backup Generator” shall include all wiring, cabling, fuse boxes, transformers and other ancillary and related equipment connecting the Backup Generator to the Premises. Any cost or expense owed by Tenant to Landlord under this Article 51 shall constitute additional rent under the Lease and shall be due from Tenant to Landlord within thirty (30) days after Tenant receives written demand therefor.

3.             NO BROKER. Tenant covenants, represents and warrants that Tenant has had no dealing or communications with any broker or agent in connection with the consummation of this Second Amendment and Tenant covenants and agrees to pay, defend, hold harmless and indemnify Landlord and its directors, officers, partners and their affiliates and/or subsidiaries from and against any and all costs, expenses, including attorney’s fees (prior to settlement, at trial or on appeal), court costs and disbursements or liability for any commission or other compensation claimed by any broker or agent with respect to this Second Amendment.

4.             LEASE RATIFICATION. Except as modified by this Second Amendment and the instruments referenced in WHEREAS clause A. hereof, the Lease, and all covenants, agreements, terms and conditions thereof, shall remain in full force and effect and is hereby in all respects ratified and confirmed.

5.             AUTHORITY. Landlord and Tenant represent that the undersigned representatives of Landlord and Tenant respectively have been duly authorized on behalf of their respective parties to enter into this Second Amendment in accordance with the terms, covenants and conditions set forth herein, and upon either party’s request, the other party shall deliver evidence, in form and substance reasonably satisfactory to the requesting party, to the foregoing effect.

6.             NO ORAL CHANGES. This Second Amendment may not be changed orally, but only by a writing signed by both Landlord and Tenant.

7.             NON-BINDING DRAFT, The mailing or delivery of this document or any draft of this document by Landlord or its agent to Tenant, its agent or attorney shall not be deemed an offer by the Landlord on the terms set forth in this document or draft, and this document or draft may be withdrawn or modified by Landlord or its agent at any time and for any reason. The purpose of this section is to place Tenant on notice that this document or draft shall not be effective, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute and accept this document. No representations or promises shall be binding on the parties hereto except those representations and promises contained in a fully executed copy of this document or in some future writing signed by Landlord and Tenant.

8.             NOTICES. On and after the date hereof, all notices to Landlord from Tenant shall be invalid (at Landlord’s option) unless, and shall be valid (at Landlord’s option) only if, in writing, sent postage prepaid via certified mail, return receipt requested and addressed to Landlord as follows:

800 TOWER SPE LLC

c/o The Gale Management Company, L.L.C.

Park Avenue at Morris County

100 Campus Drive, Suite 200

Florham Park, New Jersey 07932

Attention: Marc Ripp, Esq.

Counsel

9.             USA PATRIOT ACT. Tenant represents, warrants and covenants that neither Tenant nor any of its partners, officers, directors, members or shareholders (i) is listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001)(“Order”) and all applicable provisions of Title III of the USA PATRIOT ACT (Public Law No. 107-56 (October 26, 2001)); (ii) is listed on the Denied Persons List and Entity List maintained by the United States Department of Commerce; (iii) is listed on the List of Terrorists and List of Disbarred Parties maintained by the United States Department of State, (iv) is listed on any list or qualification of “Designated Nationals” as defined in the Cuban Assets Control Regulations 31 C.F.R. Part 515; (v) is listed on any other publicly available list of terrorists, terrorist organizations or narcotics traffickers maintained by the United States Department of State, the United States Department of Commerce or any other governmental authority or pursuant to the Order, the rules and regulations of OFAC {including, without limitation, the Trading with the Enemy Act, 50 U.S.C. App. 1-44; the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06; the unrepealed provision of the Iraqi Sanctions Act, Publ.L. No. 101-513; the United Nations Participation Act, 22 U.S.C. § 2349 aa-9; The Cuban Democracy Act, 22 U.S.C. §§ 60-01-10; The Cuban Liberty and Democratic Solidarity Act, 18.U.S.C. §§ 2332d and 233; and The Foreign Narcotic Kingpin Designation Act, Publ. L. No. 106-201, all as may be amended from time to time); or any other applicable requirements contained in any enabling legislation or other Executive Orders in respect of the Order (the Order and such other rules, regulations, legislation or orders are collectively called the “Orders”); (vi) is engaged in activities prohibited in the Orders; or (vii) has been convicted, pleaded nolo contendere, indicted, arraigned or custodially detained on charges involving money laundering or predicate crimes to money laundering, drug trafficking terrorist-related activities or other money laundering predicate crimes or in connection with the Bank Secrecy Act (31 U.S.C. §§ 5311 et. seq.).

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and the year first above written.

Signed and delivered			LANDLORD:
WITNESSED BY:			800 TOWER SPE LLC

By:	/s/ Marc Leonard RIPP		By:	/s/ Mark Yeager
	Marc Leonard Ripp, Esq			Mark Yeager
Vice President

WITNESSED BY:			AGENT FOR LANDLORD:
THE GALE MANAGEMENT COMPANY,
L.L.C.

By:	/s/ Marc Leonard RIPP		By:	/s/ Mark Yeager
	Marc Leonard Ripp, Esq.			Mark Yeager
Vice President

WITNESSED BY:			TENANT:
QUICKEN LOANS, INC.

By:	/s/ Angelo Vitale, Esq.		By:	/s/ William Emerson
	Name:	Angelo Vitale, Esq.		Name:	William Emerson
	Its:	Corporate Counsel		Its:	Chief Executive Officer

SCHEDULE A

LOCATION OF BACKUP GENERATORS

GENERAL FLOOR PLAN KEY NOTES

1. EXT. TRENCHES WIDE ENOUGH TO ALLOW INSPECTION OF INSTALLED CONDUITS.
2. HAVE AREA OF NEW UNDERGROUND WORK SURVEYED BEFORE BEGINNING WORK (CALL MS. DIG)
3. COMPACT SUBGRADE BEFORE INSTALLING NEW WORK.
4. INSTALL ASPHALT IN ACCORDANCE WITH STATE HIGHWAY STANDARDS.
5. NEW CONCRETE CURBING TO MATCH EXISTING PROFILE AND FINISH.
6. PROVIDE 1-YEAR WARRANTY ON NEW LANDSCAPE PLANTINGS.
7. EXTEND IRRIGATION INTO NEW AREA OF EXISTING
8. VERIFY REQUIREMENTS OF CONCRETE PAD WITH GENERATOR SUPPLIER BEFORE INSTALLATION.

EXISTING 1 STORY
OFFICE BUILDING
EXIST. TRANSFORMERS
EXIST. CONIFEROUS TREE
EXIST. SWITCHGEAR
EXIST. ARBORVITAES
EXIST. LOADING ZONE
EXISTING HANDICAP PARKING
EXISTING ASPHALT DRIVE
EXISTING PARKING AREA
EXISTING GRASS AREA
REMOVE EXISTING CURB
EXISTING COMPACTOR TO REMAIN

DEMOLITION SITE PLAN

EXISTING 1 STORY
OFFICE BUILDING
NEW GENERATOR
NEW GENERATOR

ARCHITECTURAL SITE PLAN

1 SP-1 EQUIP. PAD DETAIL

2 SP-1 SPILL CURB

3 SP-1 ASPHALT PAVEMENT

STUCKY-VITALE ARCHITECTS

Architecture
Planning
Interior Design

Project:
Quicken Loans
Power Generator Addition
800 Tower Drive
Troy, MI 48098

Issued for:
OWNER REVIEW

Drawn by: JFF
Checked by:

Sheet Title:
ARCHITECTURAL
SITE PLAN

Project No.: 2005.086

Sheet No.: SP-1

SCHEDULE B

PLANS

QUICKEN LOANS

EMERGENCY POWER GENERATOR
EQUIPEMENT ADDITION
800 TOWER DRIVE
TROY, MI 48098

PROJECT DATA

BUILDING CODE AUTHORITY:

CITY OF TROY
BUILDING DEPARTMENT
[illegible]
TROY, MI [illegible]

CONSTRUCTION CLASSIFICATION:

TYPE II B
BUILDING EQUIPPED WITH FIRE ALARM SYSTEM AND FIRE SUPPRESSION SYSTEM (SHOP DRAWINGS TO BE PROVIDED TO THE FIRE DEPARTMENT FOR REVIEW AND APPROVAL PRIOR TO ROUGH INSPECTION)

OCCUPANCY CLASSIFICATION:

BUSINESS GROUP B

PROJECT ARCHITECT

STUCKY • VITALE ARCHITECTS
27172 WOODWARD AVENUE
ROYAL OAK, MICHIGAN 48067
PH. 248.546.6700
FAX 248.546.8454

ELECTRICAL ENGINEER

ENGINEERING SPECIALITY GROUP
26341 PLYMOUTH ROAD
REDFORD, MICHIGAN 48239
PH 313.937.3337
FAX 313.937.8465

SHEET INDEX

GENERAL

TS-1 PROJECT INFO/OWNER INFO/SHEET INDEX

ARCHITECTURAL

D-1 DEMOLITION FLOOR PLAN - GENERAL NOTES
SP-1 ARCHITECTURAL SITE PLAN
A-1 PARTIAL FLOOR PLAN AND EXTERIOR ELEVATIONS

ELECTRICAL

E-1 PARTIAL 1ST FLOOR AND SITE PLANS - ELECTRICAL ONE LINE DIAGRAM
E-2 ELECTRICAL SPECIFICATION LINE DIAGRAM

APPLICABLE CODES

THE FOLLOWING CODES UTILIZED ON THIS PROJECT INCLUDE BUT, ARE NOT LIMITED TO THE FOLLOWING.

BUILDING CODE

[illegible] MICHIGAN BUILDING CODE

MECHANICAL CODE

[illegible] MICHIGAN MECHANICAL CODE

PLUMBING CODE

[illegible] MICHIGAN PLUMBING CODE

ELECTRICAL CODE

[illegible] NATIONAL ELECTRIC CODE

AMERICAN WITH DISABILITIES ACT

AMERICAN NATIONAL STANDARD - ACCESSIBLE AND USABLE BUILDING AND FACILITIES

[illegible]

UPON PERMIT APPROVAL, THE GENERAL CONTRACTOR SHALL PROVIDE A COPY OF THE APPROVED PLANS AND PLAN REVIEW RECORD ONSITE FOR INSPECTIONS. THE PLANS AND REVIEW REPORT SHOULD BE PLACED NEAR THE ACTUAL CONSTRUCTION AND SHALL BE READILY ACCESSIBLE TO THE INSPECTOR PER CITY OF TROY REQUIREMENTS

MOUNTING SCHEDULE
WALL MOUNTED ACCESSORIES
VARIES
ELECTRICAL OUTLETS
SYMBOL LEGEND
DETAIL
ROOM NAME
A
1
ABBREVIATION

STUCKY-VITALE ARCHITECTS

Architecture
Planning
Interior Design

Project:
Quicken Loans
Power Generator Addition
800 Tower Drive
Troy, MI 48098

Issued for:
OWNER REVIEW [illegible]

Drawn by:
JHP
Checked by:
JAY

Sheet Title:
PROJECT INFO/
OWNER INFO/
SHEET INDEX

Project No.:
2005.066

Sheet No.:
TS-1

DO NOT SCALE DRAWINGS

©2005 Stucky Vitale Architects, Inc

©2003 Stucky • Vitale Architects, Inc.

ELECTRICAL SPECIFICATIONS:

1. The term "Contractor" as used in these specifications shall mean the "Electrical Subcontractor".

2. Include all electrical work required for a complete new installation as indicated on the plans and specified herein.

3. All equipment shall be new and shall conform in all respects to the latest approved standards of the IEEE, ANSI and the UL label or listing.

4. All electrical work shall comply with the latest edition of NEC, Local and State Codes, Ordinances, Regulations, including the Occupational Safety and Health Act (OSHA), the American's with Disabilities Act (ADA), and The National Energy Act (NEA).

5. The Contractor shall obtain all permits, pay all fees and arrange for all inspections for his work. At the completion of electrical work, the Contractor shall furnish the Owner with all certificates of final inspection and approvals.

6. The Contractor shall visit the site and verify the conditions under which his work must be conducted before submitting their proposal. The submitting of a proposal implies that the Contractor has visited the site, is conversant with all site conditions, including existing services and equipment, obstructions and all conditions, which will be encountered in the removal and/or relocation of present materials and equipment, installation of new materials and cutting and patching, etc., for a complete electrical installation. If any interference or violations appear and departure from the design intent of the bid documents is required, the Contractor shall notify the Architect in writing prior to entering into contract with the Owner. Failure to provide the Architect with the aforementioned notification will result in the Contractor being held responsible to complete all work to meet the design intent of the bid documents with no additional expenses ("EXTRAS") being incurred by the Owner, Architect, or Engineer.

7. Forty-eight hours before any excavation work is started, relating to electrical work, the Contractor shall contact MISS DIG (Toll Free), at (800) 482-7171.

8. Should any structural difficulties prevent setting of cabinets, running conductors, etc., at points shown on plans, the necessary minor deviations therefrom, as determined by the Architect, may be permitted and must be made without additional cost.

9. Cooperation With Other Contractors:

   A. The Contractor shall arrange all parts of his work in proper relation to the work of others and to the architectural finish. Where interferences occur, the Contractor shall, before installing the work involved, consult with the Architect as to the exact location and level of his work. The Architect's decision shall be final.

   B. The Contractor shall be responsible for the arrangement of his work, and equipment and maintenance of proper headroom under this work. Should work installed by the Contractor require modification to avoid interference with other work, as determined by the Architect, such changes shall be made without additional cost.

   C. The Contractor shall coordinate with General Contractor to determine if the work and/or requirements of other trades affect this contractor.

   D. In General, all control wiring, conduit, and related items for all architectural and mechanical systems will be furnished and installed by those respective trades, unless specifically noted otherwise.

10. Cutting and patching of walls, floors, ceilings, roofs, etc., shall be done at the expense of the Contractor installing equipment and appurtenances, subject to the approval of the Architect. Structural members shall not be cut without obtaining written permission. Conduits passing through roofs or outside walls exposed to weather shall be carefully flashed. Fire proofing of holes shall be provided and shall be of a UL listed material, and approved by authority having jurisdiction.

11. Underground Work:

   A. Coordinate all new electrical underground work with existing and new utilities prior to installation.

   B. Contractor shall be responsible for all excavation, fill, concrete, reinforcing bar, and forms required for installation of duct banks, underground conduit, light pole bases, and other similar electrical work.

   C. Contractor shall install system coordinated, approved warning tapes, 12" below grade, above all underground work.

12. Any item appearing on the drawings and not in the specification or vice versa, and any items appearing in neither but necessary to accomplish the intent of these specifications, shall be furnished by the Contractor.

13. Grounding:

   A. Furnish and install a complete grounding system in accordance with the National Electrical Code and local codes and ordinances.

   B. All cabinets, motor frames, motor starters, contactors, conduit systems, panelboards, transformers, etc., shall be thoroughly grounded in accordance with the NEC Section 250.

14. All conductors shall be copper and shall be installed in conduit. All branch circuit conductors shall be minimum size #12 AWG, type "THHN" insulated. Control wiring may be #12 AWG minimum size. All feeders and secondary service conductors shall be copper, with 600 volt insulation. Feeder insulation shall be type "XHHW".

15. All conduits shall be run concealed unless otherwise noted. Exposing of any conduit shall be only done with the approval of the Architect.

16. Conduit installed in walls and above ceilings shall be thin-wall type electrical metallic tubing ("EMT"). Conduit installed in and below concrete slab shall be galvanized rigid steel. Conduit installed below grade for feeders shall be PVC plastic type as approved by local inspection authority for the intended purpose.

17. The Contractor shall submit equipment shop drawings to the Architect for review prior to installation of emergency generators and transfer switches.

   Note: Review of Contractors shop drawings does not relieve the Contractor of his responsibility to conform to the contract documents and applicable codes.

18. Contractor shall guarantee all work installed by his workmen under this contract to be free from all defective workmanship and materials for a period of one year after the acceptance of the building by the Owner, and should defects occur within this period, repair and/or replace defective items, at no expense to the Owner.

19. All circuits and equipment shall be tested upon completion of work and final tests, when requested, shall be done in the presence of the Owner's Representative. Any circuits or equipment found to be defective shall be replaced or repaired, as necessary, and then re-tested without additional expense to the Owner.

20. Upon completion of the project, all enclosures shall be left free of refuse and the exterior free of dirt and paint splatters.

21. Demolition Work:

   A. As required to suit the intent of the new work, certain areas in the existing building shall be modified to suit the new requirements.

   B. Work in the area shall include the disconnection, removal, relocation, and reconnection complete in all respects of all items required to suit the design intent. It shall be the responsibility of the Contractor to visit the project site to correctly ascertain the scope of services and to include all pertinent costs in his bid. No extras will be allowed.

   C. All electrical work interfering with and requiring modification for the new requirements shall be disconnected, removed, and/or relocated to suit the final installation.

   D. Relocate and reroute equipment devices and wiring as required in demolition areas.

   E. All equipment and wiring not in renovation areas but affected by work in renovation areas shall be reconnected as required for a complete working system.

   F. Abandoned and inactive conduits, wire, devices, equipment, etc., shall be removed in their entirety. In addition to these items, the Contractor shall remove all items as indicated on the plans, or as required to clean up the entire area of unused, abandoned, or inactive materials. Conduit and wiring feeding devices and equipment to be removed shall also be removed up to the most active outlet, junction box, or panelboard. Hangers, messenger cables, brackets, etc., supporting items to be removed shall also be unfastened and removed. Open holes in ducts, boxes, panelboards, and knockouts shall be closed with suitable blank plugs or fiber plates.

   G. The Contractor shall remove and deliver to a place designated by the Owner all existing electrical equipment, no longer intended for use. This equipment remains the property of the Owner.

   H. Any equipment, devices, materials, etc., the Owner elects not to retain shall be legally disposed of by the Contractor off the Owner's premises.

22. ENGINE-GENERATOR SYSTEMS

   Packaged Engine Generator Systems

   The engine generator system shall consist of a brushless, rotating field alternator driven by diesel fueled engine. An integral or field mountable control panel shall control all aspects of the unit and provide both local and remote control. The control panel shall provide local and remote annunciation of standard operating conditions and alarms. The unit shall have a UL 2200 listing and shall be certified by the EPA as conforming to Tier 1 non-road emissions regulations. The control panel shall also provide a charger for the battery.

   The unit shall provide 60 Hz power at 1800 RPM and be rated for prime and standby power. Size of the unit shall be as shown on the plans. The generator shall be sized to power rated loads in one step.

   The alternator shall comply with NEMA MG1, IEEE and ANSI standards for temperature rise and motor starting. It shall be capable of sustaining short-circuit currents of 250% of the normal rated current for 10 seconds. It shall provide no-load to full-load regulation of +/- 1% or less.

   Generator sets shall be provided with an outdoor-rated enclosure. The enclosure shall also contain an integral double-wall fuel tank where specified. Engine block heaters shall be provided on all generator sets.

   Circuit breakers shall be provided with each generator set.

   The generator set shall be a standard product of the generator manufacturer.

23. GENERATOR SYSTEMS

   The generator system shall consist of engine generator sets, generator controls, automatic transfer switches and distribution integrated into a package system.

   Include all the generator controls including a user interface touch-screen to provide operational and status information. It shall allow the user to manage the multiple generators for the facility and shall be provided with field configurable operational modes. It shall be capable of load add/shed control and shall be equipped with networking and computer interface ports to allow remote monitoring and control.

SVA
STUCKY-VITALE ARCHITECTS
27172 WOODWARD
ROYAL OAK, MI 48067
PHONE: (248) 546-6700
FAX: (248) 546-8454
E-MAIL: [illegible]

Architecture
Planning
Interior Design

[illegible]

Project:
QUICKEN LOANS
POWER GENERATOR
800 TOWER DRIVE
TROY, MI 48098

Issued for:
OWNER REVIEW 10/14/05

Drawn by:
D.P.
Checked by:
T.R.

Sheet Title:
ELECTRICAL
SPECIFICATIONS

LINE DIAGRAM

Project No.
2005.086

Sheet No.
E-2

PARTIAL PLAN TYPICAL FLOOR
1 THRU 7 - ELECTRICAL

VOICE/DATA ROOM
CORRIDOR
ELEC. ROOM

PARTIAL 1ST FLOOR PLAN - ELECTRICAL

EXISTING 7 STORY OFFICE BUILDING

PARTIAL SITE PLAN - ELECTRICAL

SCALE: 1" = 20'-0"

SPACE
SPARE

ONE-LINE DIAGRAM

NO SCALE

STUCKY-VITALE ARCHITECTS

Architecture
Planning
Interior Design

Project:
QUICKEN LOANS
POWER GENERATOR
800 TOWER DRIVE
TROY, MI 48098

Issued for:
OWNER REVIEW 10/04/05

Drawn by:
D.P.
Checked by:
T.R.

Sheet Title :
PARTIAL 1ST FLOOR AND SITE PLANS - ELECTRICAL, ONE LINE DIAGRAM

Project No.
2005.086

Sheet No.
E-1

©2003 Stucky • Vitale Architects, Inc.

1x6 VERTICAL WOOD PANELS (SHADOWBOX STYLE)
1x6 HORIZONTAL WOOD SUPPORTS (SHADOWBOX STYLE)

4 TYPICAL FENCE PLAN
SP-1 SCALE: 1 1/2" = 1'-0"

EQUAL
EQUAL
1x6 WOOD VERTICAL SCREENING (SHADOWBOX STYLE)
6x6 WOOD POST W/ 1" WOOD TAPERED CAP
1x6 WOOD HORIZONTAL SUPPORTS BETWEEN WOOD POSTS (SHADOWBOX STYLE)
6" NEW CONC. PAD W/ CURB ON 4" COMPACTED BASE

5 SOUTHWEST ELEVATION
SP-1 SCALE: 1/8" = 1'-0"

1x6 WOOD VERTICAL SCREENING (SHADOWBOX STYLE)
6x6 WOOD POST W/ 1" WOOD TAPERED CAP
1x6 WOOD HORIZONTAL SUPPORTS BETWEEN WOOD POSTS (SHADOWBOX STYLE)
6" NEW CONC. PAD W/ CURB

7 SOUTHEAST ELEVATION
SP-1 SCALE: 1/8" = 1'-0"

1x6 WOOD VERTICAL SCREENING (SHADOWBOX STYLE)
6x6 WOOD POST W/ 1" WOOD TAPERED CAP
1x6 WOOD HORIZONTAL SUPPORTS BETWEEN WOOD POSTS (SHADOWBOX STYLE)
6" NEW CONC. PAD W/ CURB
EXISTING CURB
NEW CURB

6 NORTHWEST ELEVATION
SP-1 SCALE: 1/8" = 1'-0"

NOTE:
CONSULT WITH FENCE MFR. FOR ADDITIONAL REQUIREMENTS

EXIST. PANEL 'TA'
PROPOSED TRANSFER SWITCH LOCATION (SEE ELECTRICAL)
ELEC. ROOM
EXIST
CORRIDOR
EXIST
VOICE/DATA ROOM
EXIST

PARTIAL FLOOR PLAN

SVA
STUCKY-VITALE ARCHITECTS

Architecture
Planning
Interior Design

Project :
Duchon Loane
Power Generator Addition
800 Tower Drive
Troy, MI 48098

Issued for :
OWNER REVIEW 12.14.05

Drawn by :
JFF
Checked by :

Sheet Title :
PARTIAL FLOOR PLAN AND EXTERIOR ELEVATIONS

Project No. :
2005.086

Sheet No. :
A-1

GENERAL FLOOR PLAN KEY NOTES:

1. CUT TRENCHES WIDE ENOUGH TO ALLOW INSPECTION OF INSTALLED CONDUITS
2. HAVE AREA OF NEW UNDERGROUND WORK SURVEYED BEFORE BEGINNING WORK (CALL MS. DIG)
3. COMPACT SUBGRADE BEFORE INSTALLING NEW WORK.
4. INSTALL ASPHALT IN ACCORDANCE WITH STATE HIGHWAY STANDARDS.
5. NEW CONCRETE CURBING TO MATCH EXISTING PROFILE AND FINISH
6. PROVIDE 1-YEAR WARRANTY ON NEW LANDSCAPE PLANTINGS.
7. EXTEND IRRIGATION INTO NEW AREA OF EXISTING
8. VERIFY REQUIREMENTS OF CONCRETE PAD WITH GENERATOR SUPPLIER BEFORE INSTALLATION.

LANDSCAPED AREA W/ MULCH BED
COMPACTED SAND FILL

1 SP-1 EQUIP. PAD DETAIL
SCALE: 1" = 1'-0"

MULCH BED & LANDSCAPING
ASPHALT

2 TYP. SPILL CURB
SCALE: 1" = 1'-0"

WEARING COURSE
LEVELING COURSE
MDOT 22A AGGREGATE BASE COURSE
COMPACTED SUBGRADE

3 SP-1 ASPHALT PAVEMENT
SCALE: 1" = 1'-0"

EXISTING 7 STORY OFFICE BUILDING
EXIST. TRANSFORMERS
EXIST. CONIFEROUS TREE
EXIST. SWITCHGEAR
EXIST. ARBORVITAES
EXIST. LOADING ZONE
EXISTING LOADING ZONE AND LIFT
EXISTING HANDICAP PARKING
EXISTING ASPHALT DRIVE
EXISTING STRIPPED SIDEWALK TO REMAIN
EXISTING PARKING AREA
EXISTING GRASS AREA
EXISTING ARBORVITAES
EXISTING COMPACTOR TO REMAIN
REMOVE EXISTING CURB
EXISTING FENCE TO BE REMOVED AND REPLACED (SEE FLOOR PLAN)
EXISTING CROSSWALK TO ADJACENT PARKING LOT

DEMOLITION SITE PLAN
SCALE: 1" = 20'-0"

EXISTING 7 STORY OFFICE BUILDING
NEW GENERATOR
NEW GENERATOR

NOTE: CONFIRM EQUIPMENT SIZE WITH GENERATOR MFG. BEFORE BEGINNING WORK

ARCHITECTURAL SITE PLAN
SCALE: 1" = 20'-0"

SVA
STUCKY-VITALE ARCHITECTS
Architecture
Planning
Interior Design

Project:
Quicken Loans
Power Generator Addition
800 Tower Drive
Troy, MI 48098

Issued for:
OWNER REVIEW 10.14.05

Drawn by:
JSF
Checked by:

Sheet Title:
ARCHITECTURAL SITE PLAN

Project No.:
2005.086

Sheet No.:
SP-1